Investor Presentation November 2022

Disclaimer Forward Looking Statements Financial Information; Non-GAAP Financial Measures This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “preliminary,” “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “predict,” “potential,” “guidance,” “approximately,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other nancial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of The Oncology Institute, Inc. (“TOI”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a denitive statement of fact or probability. Actual events and circumstances are dicult or impossible to predict and will dier from assumptions. Many actual events and circumstances are beyond the control of TOI. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which TOI may become a party or governmental investigations to which TOI may become subject that could interrupt or limit TOI’s operations, result in adverse judgments, settlements or nes and create negative publicity; changes in TOI’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the risk that any required regulatory approvals could adversely aect TOI; failure to continue to meet stock exchange listing standards; the impact of COVID-19 on the TOI’s business; those factors discussed in the documents of TOI led, or to be led, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could dier materially from the results implied by these forward-looking statements. There may be additional risks that TOI does not presently know or that TOI currently believes are immaterial that could also cause actual results to dier from those contained in the forward-looking statements. In addition, forward-looking statements reect TOI’s, plans or forecasts of future events and views as of the date of this press release. TOI anticipates that subsequent events and developments will cause TOI’s assessments to change. TOI does not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing TOI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements Some of the nancial information and data contained in this presentation, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). TOI believes that the use of Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our nancial measures with, other similar companies, many of which present similar non-GAAP nancial measures to investors. TOI’s non-GAAP nancial measures may be dierent from non-GAAP nancial measures used by other companies. The presentation of non-GAAP nancial measures is not intended to be considered in isolation or as a substitute for, or superior to, nancial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes signicant expenses and income that are required by GAAP to be recorded in the Company’s nancial statements. Because of the limitations of non-GAAP nancial measures, you should consider the non-GAAP nancial measures presented in this presentation in conjunction with TOI’s nancial statements and the related notes thereto 2 | Investor Presentation November 2022

Oncology is a Large and Growing Market Today’s Care Delivery System is Broken and Does Not Address Quality and Cost Issues TOI is the First Mover Disrupting Oncology Care with a Unique Value-Based Model Our Technology Platform is the First to Standardize and Align Care Delivery at Scale We Have Proven Our Model with New Market Exportability Our Future Growth and New Market Entry is Predictable, Repeatable and Scalable We have Tremendous Near Term and Long-Term Growth Opportunities in Front of Us TOI Investment Highlights 3 | Investor Presentation November 2022

of U.S. GDP and rising 18% 2x spent per person compared to OECD average Yet, U.S. incidence of chronic illness and longevity are worse than average $200bn+ 11 –14% CAGR U.S. Oncology drug spending growth in the next four years 9.5% of U.S. adults have been diagnosed with cancer estimated 2020 U.S. oncology spend Healthcare is Unaordable and Inecient in the U.S. U.S. Oncology Spend Growth Continues to Accelerate Massive Market with Accelerating Growth Driven by Misalignment, Complex and Variable Clinical Pathways and High-Cost Drugs Sources: Cancer Epidemiology, Biomarkers & Prevention –American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data –CMS; Spending on Health: Latest Trends –OECD, June 2018. Rising Cost of Oncology Care is a Massive Problem in the U.S. 4 | Investor Presentation November 2022

Our Disruptive Value-Based Oncology Care We Are Disrup�ng the Status Quo in Cancer Care Our Healthcare System is Being Rebuilt with New Value-Based Care Models 5 | Investor Presentation November 2022 • Incentivized by quality • Incentivized to use high-value therapies • Physician compensation model aligned to quality and patient satisfaction • Practice tailored to address individualized patient needs • Supported by patient and payors • Aligned to support appropriate transitions to palliative and hospice care Today’s Traditional Fee-for-Service Oncology Care • Incentivized by volume • Incentivized to use high-cost therapies • Physician compensation model aligned to high cost • Practice tailored to prot • Supported by drug manufacturers and distributors • No incentives to utilize appropriate care transitions

We are a Leading Value-Based Oncology Care Pla�orm 6 | Investor Presentation November 2022 Who We Are Our Growth Relationships with Leading Payors and Risk-Taking Providers $248M $64M(2) 2016A 2022B(3) 2.88x 2016 Revenue 60 14 Locations in Five States Current Markets 100 1.7M Oncologists and Mid-levels Lives Served Under Capitation >50% >25% Revenue Generated from Value-Based Agreements in 2021 Reduction in Healthcare Costs(1) ~230K ~51K Patient Visits in 2021 160+ Clinical Trials Giving Patients Cutting Edge Treatment Access Note: (1) Compared to average medical oncology spend in our primary geographies (2) Based on cash basis unaudited nancials (3) $248M is mid range 2022 guidance. Guidance herein is as of November 9, 2022 only Unique Patient Encounters in 2021 25.3% CAGR(1)

We are shi�ing the market to value-based oncology care 7 | Investor Presentation November 2022 Illustrative Value Based Primary Care Group Funds Flow We Are Shifting the Market to Value-Based Oncology Care Oncology Spend is a Major Pain Point for Value-Based Primary Care • Growth in value-based primary care propels TOI’s growth • Value-based payments comprised of 36% of healthcare spending in 2018 vs. 20% in 2014 • Since 2013, Humana has increased PCPs within value-based arrangements by 145% • Primary / preventative care only encompasses less than 3% of Medicare spend; vast majority of spend occurs outside of primary care clinics Sources: American Society of Clinical Oncology; Cancer Epidemiology, Biomarkers & Prevention –American Association For Cancer Research, July 2020; Global Market Insights; IQVIA Institute; Wall Street research. Note: MA = Medicare Advantage. PMPM from CMS to MA Plans % Retained by MA Plans TOI Reduces Oncology Care Spend Primary Care Group Prot % Paid to Primary Care Group TOI is a Market Leader in Value-Based Oncology Care Oncology Expense

TOI is a Leading Value-Based Oncology Care Practice that is Aligning both Physicians and Payors with Incentives to Simultaneously Enhance Quality and Lower Costs Aligned with physicians, practice-based models are incentivized to over prescribe expensive therapeutics and over utilize care which results in higher costs Aligned with payors, benet managers seek to change provider behavior which has limited success and typically results in an antagonistic relationship with physicians Physician Practices Benets Managers Our Value-Based Oncology Care Model is Disrup�ng the Market 8 | Investor Presentation November 2022

Lower inpatient admissions 30% Fewer Emergency Department visits in the last month of life 75% Lower median total healthcare costs from diagnosis to death > 25% Fewer acute care facility deaths 40% Improvement in Patient Satisfaction 14% 9 | Investor Presentation November 2022 Study on TOI Patient Population Conducted by Researchers at Stanford University Note: Based on TOI patient population conducted by researchers at Stanford University, as of April 11, 2021. Highly Eective in Delivering Quality, Value-Based Oncology Care Our Results are Peer-Reviewed and Published

Highly Satised Patient Base Supports Care Delivery Model While Strengthening Payor Relationships Our Pa�ent-Centric Focus Drives High Levels of Sa�sfac�on –Lynwood Clinic Patient –Riverside Clinic Patient–Downey Clinic Patient 1.00 2.00 3.00 4.00 5.00 1/21 2/21 3/21 4/21 5/21 6/21 7/21 8/21 9/21 10/21 11/21 12/21 Pa ti en t S at is fa ct io n Sc or e 4.54 4.58 4.44 4.45 4.46 4.44 4.49 4.48 4.53 4.48 4.49 4.53 • Thousands of same-day patient surveys via text and email. • Overall survey average 4.5/5 across all sites over 12 months. • Survey feedback loop to operations managers drives service excellence. “Thank you all for helping me through this life test…From the front desk to the specialist – when it comes to cancer, you are all needed and appreciated; your kindness and selessness makes a world of dierence to the patients and their families.” “Awesome place, from the support sta and Dr. Morrison. He was the BEST! Would highly recommend this clinic to everyone who needs it.” “I am very thankful and happy to have found his group. Dr. Baghian and sta are kind, compassionate, and knowledgeable. Everyone I have interacted with has made me feel as though they truly care about making sure I receive quality care in a timely manner. Exceptional!” Month 10 | Investor Presentation November 2022

Where We Focus Savings We Use Mul�ple Levers to Reduce Cost of Care 11 | Investor Presentation November 2022 Treatments High-Value Cancer Care Program Palliative and Hospice Collaboration • Providers trained in advanced care planning • Close coordination between network providers Experience in relatively low-cost California market • Reduce practice pattern variability • Access to clinical trials in the community • Vertical integration of dispensary and scaled drug purchasing • Algorithm driven action plan • 24/7 Health Care Coach • Patient education and engagement Sources: Lay Health care Worker Led Cancer Screening Interventions and the Eecton Patient-Reported Satisfaction, Health Status, Health care Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: (1) Compared to average Per Member Per Month costs in our primary geographies. >25% Reduction in Spend(1)

12 | Investor Presentation November 2022 (Lancaster) (Rancho Mirage) California Nevada FloridaArizona 5 Clinics & 12 Hospital Aliations4 Clinics & 6 Hospital Aliations Texas . 42 Clinics & 75+ Hospital Aliations 7 Clinics & 9 Hospital Aliations 2 Clinic & 1 Hospital Aliations Proven Portability with Rapidly Expanding Footprint

Our Care Model is Hard to Replicate 13 | Investor Presentation November 2022 TOI has Developed Many Highly Specic and Dicult to Replicate Capabilities that Collectively Comprise our Competitive Strengths Physician Recruiting Tech-enabled Care Pathways Delivered in Community Setting Clinical Culture Care Management Integration of Palliative Care and Hospice Coding AccuracyClinical Trials

Our Technology Pla�orm is Purpose Built for Oncology Care 14 | Investor Presentation November 2022 Collect Work with health plans and primary care doctors on front-end collection of extensive patient data sets Analyze Apply Leverage proprietary algorithms and data science to rene relevant clinical care pathways Use results from our data analysis to dictate appropriate care pathways • Proprietary custom-built regimens and pathways embedded into EHR • Full availability of practice data enables analytic insights and data-sharing collaborations • Heavily customized where unique to TOI model; leverage vendor-partner solutions where needs are common • Integrations across systems enable workows, ensure seamless experience and consistent tracking and reporting • Cloud-based application set deployed readily and managed centrally, supporting rapid expansion • No limitation on number of sites or clinicians; supports roles in clinic, regionalized/centralized, or nearshore/oshore • Supports dierent contract structures and lines of business, regional exibility as needed • Workow and analytics tools built to be quickly iterated, vendor-partnerships include custom feature development Key attributes Actionable Ecient Scalable Flexible

Strong Unit Economics Drives Increasing Profitability 15 | Investor Presentation November 2022 Value-Based Volume Mix: As our mix of value-based revenue increases our margins are expected to improve; pods today with highest mix of value-based contract achieve 30%+ margins Provider Utilization: Margins expected to improve as • Provider productivity increases in maturing clinics • The ratio of APPs(1) to MDs increases Market Dynamics: Certain expansion markets have higher-cost fee-for-service oncology, therefore we believe TOI can deliver better value and savings to our customers and capture higher margins Note: (1) Advanced Practice Providers (APPs) include Physician Assistants and Nurse Practitioners; (2) Each pod is an operational unit consisting of 2-5 clinics, grouped together based on geographic proximity and visit volume. This analysis was performed in 2020. Embedded Gross Margin Expansion Potential as TOI Scales Margin Expansion Drivers TOI Pod(2) Gross Margin vs. % Value-Based Visits 10% 15% 20% 25% 30% 35% 40% 20% 30% 40% 50% 60% 70% 80% 90% Po d G ro ss M ar gi n Pod % Value-Based Visits

Strong Unit Economics Provide the Founda�on of Future Growth 16 | Investor Presentation November 2022 Illustrative New Market Ramp -10% -5% 0% 5% 10% 15% 20% 25% 30% (1,000) (500) - 500 1,000 1,500 2,000 2,500 3,000 Year 1 Year 2 Year 3 Year 4 Year 5 G ro ss M ar gi n EB IT D A ($ 00 0s ) Denovo EBITDA Acquisition EBITDA Denovo Gross Margin Acquisition Gross Margin Note: Actual results may vary materially • New Markets launch with FFS + Gainshare • Acquisition CAGR (Top-line): 18% • Acquisition EBITDA accretive: Year 1 • DeNovo CAGR (Top-line): 53% • Conversion to Capitated Contracts by year 4: enabling Gross Margins >25%

Mul�ple Levers to Sustain Long Term Growth Trajectory TOI represents 0.01% of the U.S. Oncology Market providing substantialgrowth opportunity 17 | Investor Presentation November 2022 Existing Markets Continue Driving Growth in Lives and Partnership Expansion • New contracts • Expand covered lives • New clinics & providers • Improve unit economics • Medicare direct contracting New Markets Well-Honed TOI Model Enables Quick Scaling in New Markets • Establish presence in new markets • Highly attractive market dynamics • Value-based care transition for physicians M&A Opportunities Leverage Pipeline and M&A Expertise to Drive Accretive Growth • Successful acquisition track record • Scalable platform • Highly eective M&A playbook Service Expansion Expand Scope and Diversify Service Oering • Build comprehensive portfolio of ancillary services • Radiation Oncology • Pharmacy • Clinical trials • MSO services • Data monetization

Financial Overview

Revenue(1) and Milestone Timeline 19 | Investor Presentation November 2022 Notes: (1) 2007-2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only (2) Predecessor revenue of $76M; Successor revenue of $37M (3) $248M is mid range 2022 guidance. Guidance herein is as of November 9, 2022 only Dispensary Opening New State Entry $1 $10 $17 $26 $29 $38 $41 $42 $48 $64 $74 $113 $155 $188 $203 $248 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018(2) 2019 2020 2021 2022(3) Downey & Whittier, CA Over 10K patients cared for TOI welcomed as rst cohort of OCM participants Private Equity Investment • 1st Gainshare Contract • 50th Clinic • De-SPAC • 1st Outpatient Stem Cell TOI Founded 1stValue-Based Contract Clinical Trials Established 41.9% Revenue CAGR AZ CA NV FL TX AZ NV FL, CA

Diversified Business Model with Mul�ple Drivers of Revenue Growth and Margin Expansion Diverse Line of Business 20 | Investor Presentation November 2022 • Legacy / Same Store • Acquisition • De Novo • Capitation Contracts • Gainshare Contracts MD Productivity MD / APP Pairing Technology and Process Excellence • Medicaid • Medicare • Commercial • Capitation • Gainshare • Fee-for-Service VBC Patient Care (Medical and Radiation Oncology) Drug Dispensing Clinical Trials Data Monetization Management Services Products Covered Revenue Model Geographic Diversity Clinics New VBC Contracts Productivity • Currently in ve states • Varying degree of managed care adoption • Oncology provider landscape driving signicant cost variation Multiple Levers to Drive Top Line Growth and Margin Expansion

Value Driven Highly A�rac�ve Economic Model Illustrative Economic Model 21 | Investor Presentation November 2022 Payor ContractsProvider Contracts FFS Driven; High Cost for Payors and Risk-Taking Providers Unmanaged or Under-managed Oncology Market TOI saves payors 25%+ of medical oncology costs Pool of lives managed by TOI TOI captures a 20% –40% margin on contracts TOI Preferred / Exclusive Provider with Lower Cost Capitated Contracts Margin Full Risk Contract: TOI takes full upside and downside risk Gainshare: TOI receives portion of savings from payor / at risk provider partners TOI Delivers High Quality / Low-Cost Care

Gain Share Contracts 22 | Investor Presentation November 2022 Gain Share Contracts Oer TOI an Entry Point with Payors in New Markets Illustrative Gain Share Contract Structure • Gain share contracts oer payors an alternative to full capitation, with incentives for TOI to drive reductions in cost of care and improvements in quality of care • Typically structured with an upside-only share of savings generated on patients seen by TOI relative to a benchmark • Creative solution for risk-bearing primary care groups that aren’t delegated for contracting • Can include quality incentives for TOI to further improve patient care and lower overall cost • Acts as a steppingstone to a broader capitation relationship as TOI demonstrates the value of its model of care TOI Can Earn Additional Incentives by Achieving Quality Measures Benchmark Spend Savings Relative to Benchmark Spend on TOI Eligible Members TOI Earns % of Savings x Eligible Members

Proven economic model shows 20+% Gross Margins in Mature, Value-Based driven markets 23 | Investor Presentation November 2022 • Established Value-Based Partnerships • Continued Strategic Growth • Same-Store Gross Margin 20+% • Recently opened markets • Launched in partnership with national value-based primary care groups • Ramping Gross Margins Same Store Markets Growth Markets

Historic growth supports con�nued scale to drive increased revenue 24 | Investor Presentation November 2022 Revenue ($ in millions) Capitated Lives (in millions) 2019-2022 Growth New Value-Based Contracts +10 new contracts +624K lives New Markets – 7 (in 3 states) New Clinics – 10 through acquisition, 11 through DeNovo 155 188 203 248 0 50 100 150 200 250 300 2019 2020 2021 2022 E 1.1 1.3 1.6 1.7 2019 2020 2021 2022 E 0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 TXFLCA

Benefits of scale go beyond top line 25 | Investor Presentation November 2022 TOI’s growth allows us to scale our infrastructure, driving better margins due to lower drug costs, and more ecient providers – all leading to more savings for our payor partners and patients Corporate G&A Eciencies Provider Productivity Reduced Drug costs Margins

Capital Deployment Strategy fueled by recent $110 million strategic investment by Deerfield Management 26 | Investor Presentation November 2022 Adjusted EBITDA and Net Income Protability projected in 2024 Acquisitions De Novo Growth Operating Losses Working Capital (predominantly funding A/R)

2022 Guidance 27 | Investor Presentation November 2022 Revenue Gross Prot Adjusted EBITDA Value-Based Lives $245 to $250 million, representing 21% to 23% growth over 2021 revenue $45 to $50 million $(25) to (28) million 1.65 to 1.75 million lives representing 3% growth over 2021 year-end-lives Updated Guidance RangeMetric Note: TOI's achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in our lings with the U.S. Securities and Exchange Commission. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of TOI's acquisitions, dispositions or nancings during 2022. TOI's outlook assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures persist or are reimplemented.

Key Takeaways 28 | Investor Presentation November 2022 Early Market Leader in Large and Growing Market Proven Economic Model with Imbedded Scalability Well Capitalized, with Disciplined Deployment Strategy Our growth enables high-quality, aordable care for more patients

Historical Financials

30 | Investor Presentation November 2022 Historical Financials Revenue ($ in thousands) To be continued.. Patient services Capitated revenue FFS revenue Subtotal Dispensary Clinical trials & other Total operating revenue $12,330 17,292 29,622 17,618 1,340 48,580 $12,897 16,889 29,786 17,782 2,276 49,844 $14,124 18,843 32,967 17,918 1,390 52,275 $14,934 16,765 31,699 19,232 1,373 52,304 $14,516 20,541 35,057 18,679 1,425 55,161 $13,944 25,165 39,109 20,218 1,594 60,921 $16,355 28,272 44,627 18,839 1,511 64,977 36,126 15,738 113 31,963 1,134 85,074 $37,381 79,436 116,817 63,890 6,808 187,515 $54,285 69,789 124,074 72,550 6,379 203,003 Expenses Operating expenses Direct costs – patient services Direct costs – dispensary Direct costs – clinical trials & other Selling, general and administrative expense Depreciation and amortization Total operating expenses 23,086 15,123 169 11,178 777 $50,333 23,574 15,237 143 11,212 794 $50,960 25,391 15,279 182 12,729 850 $54,432 27,350 16,463 158 48,246 920 $93,136 27,378 15,324 137 29,806 987 $73,632 32,875 16,754 150 28,348 1,098 $79,225 95,747 53,907 982 41,898 3,178 $195,712 99,401 62,102 652 83,365 3,341 $248,861 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2020 Dec 31, 2021 For Year EndedFor Three Months EndedFor Three Months Ended

31 | Investor Presentation November 2022 Historical Financials Income (Loss) Loss from operations Other non-operating expense (income) Interest expense Change in fair value of derivative warrant liabilities Change in fair value of earnout liabilities Change in fair value of conversion option derivative liabilities Gain on debt extinguishment Other, net Total other non-operating income Income (loss) before provision for income taxes Income tax (expense) benet Net (loss) income Adjusted EBITDA(1) (1,753) 101 - - - - (1,076) (975) (778) (218) (996) $69 (1,116) 81 - - - (5,186) 4 (5,101) 3,985 (780) 3,205 $343 (2,157) 78 - - - - (54) 24 (2,181) (799) (2,980) $110 (40,832) 60 (3,686) (24,891) (24,891) 229 80 (28,208) (12,624) 2,468 (10,156) $(5,346) (18,471) 74 1,461 (39,440) (39,440) (183) 151 (37,937) 19,466 (180) 19,286 $(5,184) (18,304) 61 (2,065) (10,800) (10,800) - (15) (12,819) (5,485) 32 (5,453) $(6,867) (20,097) 1,497 159 (3,581) (15,510) - 36 (17,399) (2,698) 24 (2,674) $(6,680) (8,197) 347 - - - - 6,271 6,618 (14,815) 493 (14,322) $5,773 (45,858) 320 (3,686) (24,891) (24,891) (4,957) (1,046) (34,260) (11,598) 671 (10,927) $(4,824) Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 For Year EndedFor Three Months EndedFor Three Months Ended Note: (1) Adjusted EBITDA is a non-GAAP measure. For a discussion and reconciliation to the nearest GAAP measure please see Slide 32 of this presentation. Dec 31, 2020 Dec 31, 2021

32 | Investor Presentation November 2022 Adjusted EBITDA Reconciliation The following table provides a reconciliation of net income (loss), the most closely comparable GAAP nancial measure, to Adjusted EBITDA: The Company includes adjusted EBITDA because it is an important measure upon which our management uses to assess the results of operations, to evaluate factors and trends aecting the business, and to plan and forecast future periods. Adjusted EBITDA is “non-GAAP” nancial measure within the meaning of Item 10 of Regulation S-K promulgated by the SEC. Management believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends aecting the business. However, non-GAAP nancial measures should be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with U.S. GAAP. Non-GAAP nancial measures used by management may dier from the non-GAAP measures used by other companies, including the Company's competitors. Management encourages investors and others to review the Company's nancial information in its entirety, not to rely on any single nancial measure. (in thousands) Net (loss) income Depreciation and amortization Interest expense Income tax expense Board and management fees Non-cash addbacks Share-based compensation Change in fair value of liabilities Unrealized (gains) losses on investments Practice acquisition-related costs Practice acquisition deferred purchase price Consulting and legal fees Other, net Public company transaction costs Adjusted EBITDA $(996) 777 101 218 106 (13) 42 - 90 387 (643) - $69 $3,205 794 81 780 102 (5,728) 51 - 107 543 408 - $343 $(2,980) 850 78 799 106 99 59 - - 71 - 221 807 - $110 $(10,156) 919 60 (2,467) 239 526 24,382 - 208 676 1,120 7,723 $(5,347) $19,286 987 74 180 45 197 8,552 - 422 655 953 1,444 $(5,184) $(5,653) 1,098 61 (32) 62 108 6,515 - 111 1,144 1,634 750 $(7,067) $(14,322) 3,178 347 (493) $620 11,972 151 - 374 1,495 2,451 - $5,773 $(2,674) 1,134 1,497 (24) 64 299 6,546 (18,932) 33 166 2,088 883 1,239 1,001 $(6,680) $(10,927) 3,341 320 (671) 553 (5,115) 24,535 - 476 1,826 1,692 7,723 $(4,824) Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022Mar 31, 2021 Three Months Ended Dec 31, 2020 Dec 31, 2021 Year Ended Year Ended Sept 30, 2022